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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 18, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


  Delaware                           333-83541                13-3836437
----------------------------        -----------             ---------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)



  245 Park Avenue
  New York, New York                                               10167
--------------------------                                         ------
  (Address of Principal                                           (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         19.1. Servicing Certificates for Home Equity Loan-Backed Notes and Certificates, Series 1999-HLTV1 (the "Securities"), for the October, November and December 1999 distributions to holders of the Securities.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BEAR STEARNS ASSET BACKED
                                      SECURITIES, INC.



                                     By: /s/ Jonathan Lieberman
                                        --------------------------
                                             Jonathan Lieberman
                                              Managing Director



Dated:  January 12, 2000

                                 EXHIBIT INDEX
                                 -------------

         Exhibit No.
         -----------

19.1 Servicing Certificates for Home Equity Loan-Backed Notes and Certificates, Series 1999-HLTV1 (the "Securities"), for the October, November and December 1999 distributions to holders of the Securities.


          Home Equity Loan-Backed Term Notes, GMACM Series 1999-HLTV1
                            Payment Date 10/18/1999


REVISED 10/29/99

Servicing Certificate
----------------------

Beginning Principal Balance                                                     125,387,022.55
Ending Principal Balance                                                        124,519,789.92
Principal Collections                                                               867,232.63
Interest Collections                                                              1,151,801.61

Current Month Subsequent Transfer Principal Balance                                       0.00

Substitution Adjustment Amount                                                            0.00

Policy Draw Amount                                                                        0.00

Current month Yield Supplement Amount                                                     0.00

Current month distribution to Credit Enhancer                                        52,500.00

Weighted Average Loan Rate                                                               13.51

Note Rate - Class A-1 Notes (9/10 - 9/22)                                              5.7700%
Note Rate - Class A-1 Notes (9/22 - 10/17)                                             6.0200%
Note Rate - Class A-2 Notes                                                            7.7300%

Class A-1 Notes                                                                        Amount
---------------                                                                        ------
Beginning Note Balance                                                          125,000,000.00
Ending Note Balance                                                             124,037,667.67
Principal Distribution                                                              619,451.88
Principal Distribution (Overcollateralization Increase portion)                     342,880.46
Interest                                                                            762,118.06
Security Percentage                                                                     71.43%

Class A-2 Notes                                                                         Amount
---------------                                                                         ------
Beginning Note Balance                                                           50,000,000.00
Ending Note Balance                                                              49,615,067.07
Principal Distribution                                                              247,780.75
Principal Distribution (Overcollateralization Increase portion)                     137,152.18
Interest                                                                            322,083.33
Security Percentage                                                                     28.57%


Certificates                                                                              0.00

Prefunding Account                                                                    Total Amount
------------------                                                                    -------------

Beginning Balance                                                                52,277,952.07
Interest Earned on Prefunding Account                                                51,375.92
Collection Period Subsequent Transfer                                                     0.00
                                                                                 -------------
                      Total Ending Prefunding Account Balance                    52,329,327.99


Reserve Account Balance
-----------------------
Beginning Balance                                                                         0.00
Deposits to Reserve Account for current Payment Date                                      0.00
Withdrawals from Reserve Account for current Payment Date                                 0.00
                                                                                  ------------
       Total Ending Reserve Account Balance as of current Payment Date                    0.00


Capitalized Interest Account Balance
------------------------------------
Beginning Balance                                                                   754,023.37
Withdraw relating to Collection Period                                              420,258.75
Interest Earned                                                                         740.70
                                                                                --------------
                     Total Ending Capitalized Interest Account Balance              334,505.32


Beginning Overcollateralization Amount                                            2,664,974.62
Overcollateralization Amount Increase (Decrease)                                    480,032.64
                                                                       ------------------------
Ending Overcollateralization Amount                                               3,145,007.26
Outstanding Overcollaterization Amount                                            4,849,916.60
                                                                       ------------------------
Required Overcollateralization Amount                                             7,994,923.86


                                                         Number       Percent
                                             Balance     of Loans    of Balance
                                             -------     --------    ----------

Delinquent Loans (30 Days)                       -          0         0.00%
Delinquent Loans (60 Days)                       -          0         0.00%
Delinquent Loans (90+ Days) (1)               0.00          0         0.00%
Foreclosed Loans                              0.00          0         0.00%
REO                                           0.00          0         0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                     Percent
                                        Liquidation To-Date         of Balance
                                        -------------------         ----------
Beginning Loss Amount                              0.00
Current Month Loss Amount                          0.00              0.00%
Ending Loss Amount                                 0.00


          Home Equity Loan-Backed Term Notes, GMACM Series 1999-HLTV1
                            Payment Date 11/18/1999

Servicing Certificate
Beginning Principal Balance                                        124,519,789.92
Ending Principal Balance                                           140,619,719.48
Principal Collections                                                  994,486.03
Interest Collections                                                 1,401,935.22

Current Month Subsequent Transfer Principal Balance                 17,094,415.59

Substitution Adjustment Amount                                               0.00

Policy Draw Amount                                                           0.00

Current month Yield Supplement Amount                                        0.00

Current month distribution to Credit Enhancer                           52,095.82

Weighted Average Loan Rate                                                  13.67

Note Rate - Class A-1 Notes (9/10 - 9/22)                                 5.7975%

Note Rate - Class A-2 Notes                                               7.7300%

Class A-1 Notes                                                    Amount
Beginning Note Balance                                             124,037,667.67
Ending Note Balance                                                122,811,610.12
Principal Distribution                                                 710,347.16
Principal Distribution (Overcollateralization
  Increase portion)                                                    515,710.38
Interest                                                               599,256.98
Security Percentage                                                        71.43%

Class A-2 Notes                                                      Amount
Beginning Note Balance                                              49,615,067.07
Ending Note Balance                                                 49,124,644.05
Principal Distribution                                                 284,138.87
Principal Distribution (Overcollateralization
  Increase portion)                                                    206,284.15
Interest                                                               330,257.18
Security Percentage                                                        28.57%


Certificates                                                                 0.00

Prefunding Account                                                Total Amount
Beginning Balance                                                   52,329,327.99
Interest Earned on Prefunding Account                                  216,013.72
Prior month Interest earned transferred to
   overcollateralization                                                51,375.92
Collection Period Subsequent Transfer                               17,094,415.59
                 Total Ending Prefunding Account Balance            35,399,550.20


Reserve Account Balance
Beginning Balance                                                            0.00
Deposits to Reserve Account for current Payment Date                         0.00
Withdrawals from Reserve Account for current Payment Date                    0.00
Total Ending Reserve Account Balance as of current Payment Date              0.00


Capitalized Interest Account Balance
Beginning Balance                                                      334,505.32
Withdraw relating to Collection Period                                  89,890.76
Interest Earned                                                          2,876.17
            Total Ending Capitalized Interest Account Balance          247,490.73


Beginning Overcollateralization Amount                               3,145,007.26
Overcollateralization Amount Increase (Decrease)                       721,994.53
Ending Overcollateralization Amount                                  3,867,001.79
Outstanding Overcollaterization Amount                               4,127,922.06
Required Overcollateralization Amount                                7,994,923.86



Delinquent Loans (30 Days)                                              383,397.19        8          0.27%
Delinquent Loans (60 Days)                                              124,812.03        1          0.09%
Delinquent Loans (90+ Days) (1)                                               0.00        0          0.00%
Foreclosed Loans                                                              0.00        0          0.00%
REO                                                                           0.00        0          0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                                    Percent
                                                               Liquidation To-Date                 of Balance
Beginning Loss Amount                                                         0.00
Current Month Loss Amount                                                     0.00                   0.00%
Ending Loss Amount                                                            0.00

          Home Equity Loan-Backed Term Notes, GMACM Series 1999-HLTV1
                            Payment Date 12/20/1999


Servicing Certificate
---------------------

Beginning Principal Balance                                     140,619,719.48
Ending Principal Balance                                        161,482,324.10
Principal Collections                                               881,179.15
Interest Collections                                              1,563,180.64

Current Month Subsequent Transfer Principal Balance              21,743,783.77

Substitution Adjustment Amount                                            0.00

Policy Draw Amount                                                        0.00

Current month Yield Supplement Amount                                     0.00

Current month distribution to Credit Enhancer                        51,580.88

Weighted Average Loan Rate                                               13.81

Note Rate - Class A-1 Notes                                             5.8625%

Note Rate - Class A-2 Notes                                             7.7300%

Class A-1 Notes                                                        Amount
---------------                                                        ------
Beginning Note Balance                                          122,811,610.12
Ending Note Balance                                             121,639,399.29
Principal Distribution                                              629,413.68
Principal Distribution (Overcollateralization Increase portion)     542,797.15
Interest                                                            599,985.89
Security Percentage                                                      71.43%

Class A-2 Notes                                                         Amount
----------------                   `                                    ------
Beginning Note Balance                                           49,124,644.05
Ending Note Balance                                              48,655,759.72
Principal Distribution                                              251,765.47
Principal Distribution (Overcollateralization Increase portion)     217,118.86
Interest                                                            326,992.73
Security Percentage                                                      28.57%


Certificates                                                              0.00

Prefunding Account                                                 Total Amount
------------------                                                 ------------
Beginning Balance                                                 35,399,550.20
Interest Earned on Prefunding Account                                122,244.88
Prior month Interest earned transferred to overcollateralization     216,013.72
Collection Period Subsequent Transfer                             21,743,783.77
                                                               -----------------
              Total Ending Prefunding Account Balance             13,561,997.59


Reserve Account Balance
-----------------------
Beginning Balance                                                          0.00
Deposits to Reserve Account for current Payment Date                       0.00
Withdrawals from Reserve Account for current Payment Date                  0.00
                                                                  --------------
  Total Ending Reserve Account Balance as of current Payment Date          0.00


Capitalized Interest Account Balance
------------------------------------
Beginning Balance                                                    337,381.49
Withdraw relating to prior month Collection Period                    89,890.76
Interest Earned                                                        1,260.08
                                                                ----------------
  Total Ending Capitalized Interest Account Balance                  248,750.81


Beginning Overcollateralization Amount                             3,867,001.79
Overcollateralization Amount Increase (Decrease)                     759,916.01
                                                                ----------------
Ending Overcollateralization Amount                                4,626,917.80
Outstanding Overcollaterization Amount                             3,368,006.06
                                                                ----------------
Required Overcollateralization Amount                              7,994,923.86





                                                  Number        Percent
                                      Balance     of Loans      of Balance
                                      -------     --------      ----------
Delinquent Loans (30 Days)            489,144.64    10           0.30%
Delinquent Loans (60 Days)            327,807.13     6           0.20%
Delinquent Loans (90+ Days)(1)        124,812.03     1           0.08%
Foreclosed Loans                            0.00     0           0.00%
REO                                         0.00     0           0.00%

(1) 90+ Figures Include Foreclosures and REO

                                                                  Percent
                              Liquidation To-Date                 of Balance
                              ------------------------            ----------
Beginning Loss Amount                       0.00
Current Month Loss Amount                   0.00                  0.00%
Ending Loss Amount                          0.00